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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

DATE OF REPORT:     DECEMBER 15, 2005

DATE OF EARLIEST EVENT REPORTED:    DECEMBER 14, 2005

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                  1-12929                    36-4135495
   (State or other      (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                    Identification Number)
    incorporation)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.
            ------------------------------------------

     On December 14, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of CommScope, Inc. (the "Company") approved an amendment to the Company's form of Non-Qualified Stock Option Agreement to, among other things, amend the vesting treatment for optionees who retire prior to the date that the options granted to them under the Company's Long Term Incentive Plan (the "LTIP") vest. Effective for options granted on and after December 14, 2005, options will not automatically vest upon an optionee's retirement at age 65, but will remain outstanding and will be eligible to vest in accordance with the schedule provided in the Stock Option Agreement provided the optionee complies with certain post-employment covenants.

     On December 14, 2005, the Compensation Committee also approved the Company's form of Employee Performance Unit Award Agreement and Employee Phantom Stock Agreement. The Performance Unit Award Agreement provides that a grantee will be eligible to receive shares of Company common stock upon the third anniversary of the date of grant in respect of performance units which have vested as a result of the Company's performance during the applicable performance period. The relevant performance measure under the Performance Unit Award Agreement is the ratio of operating income, subject to certain adjustments, to revenue. The Phantom Stock Agreement provides that a grantee will be eligible to receive shares of Company common stock upon the third anniversary of the date of grant provided the grantee remains employed with the Company.

     The form of Non-Qualified Stock Option Agreement, Employee Performance Unit Agreement and Employee Phantom Stock Agreement are each attached hereto as an exhibit.

     The options and performance units granted to our named executive officers on December 14, 2005 are as follows (no executive officers were granted phantom stock):


------------------------------------------------------------------------------------
Name and Title                      Options         Performance Units Granted
                                    Granted  -------------- ------------ -----------
                                                Threshold     Target       Maximum
                                               Performance  Performance  Performance
----------------------------------- ---------- ------------ ------------ -----------
Frank M. Drendel
Chairman and Chief Executive
Officer                              74,800      22,600       45,200       67,800
----------------------------------- ---------- ------------ ------------ -----------

Brian D. Garrett
President and Chief Operating        23,300       7,050       14,100       21,150
Officer
----------------------------------- ---------- ------------ ------------ -----------

Jearld L. Leonhardt
Executive Vice President Finance     16,200       4,900        9,800       14,700
and Chief Financial Officer
----------------------------------- ---------- ------------ ------------ -----------

Randall W. Crenshaw
Executive Vice President and
General Manager, Enterprise           7,080       4,320        8,640       12,960
----------------------------------- ---------- ------------ ------------ -----------

In addition, the Compensation Committee (i) granted options to purchase 31,220 shares of our common stock to our other executive officers and (ii) granted 38,160 performance units to our other executive officers which will vest if target performance levels are achieved. (Our other executive officers will vest in 19,080 performance units if threshold performance levels are achieved and 57,240 performance units if the maximum performance levels are achieved.)

The Compensation Committee also reviewed the rate at which earnings are credited to participants' accounts under the Company's Supplemental Executive Retirement Plan and determined that the rate at which earnings are credited should be set at 6% instead of 7%.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            Exhibit      Description
            -------      -----------

              10.1    Form of Non-Qualified Stock Option Agreement.

              10.2    Form of Employee Performance Unit Award Agreement.

              10.3    Form of Employee Phantom Stock Agreement.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 15, 2005

                                    COMMSCOPE, INC.


                                    By: /s/ Frank B. Wyatt, II
                                        ------------------------------
                                        Frank B. Wyatt, II
                                        Senior Vice President, General Counsel
                                        and Secretary

                             Index of Exhibits

Exhibit No.                           Description
-----------                           -----------

 10.1             Form of Non-Qualified Stock Option Agreement

 10.2             Form of Employee Performance Unit Award Agreement

 10.3             Form of Employee Phantom Stock Agreement